                                                                   Exhibit 99(b)
                                MERCK & CO., INC.
                                 SECOND QUARTER


                                           2Q `01              2Q `00         % CHG.
------------------------------------------------------------------------------------
TOTAL SALES                              $ 11,893.1          $  9,477.1         25%
                                         ----------          ----------

TOTAL COSTS, EXPENSES, & OTHER           $  9,299.6          $  6,999.8
                                         ----------          ----------
    Materials & Production                  7,204.8             5,052.1
    Marketing & Administrative              1,637.4             1,524.3
    Research & Development                    602.4               548.0
    Equity Income From Affiliates            (215.0)             (211.8)
    Other (Income)/Expense, Net                70.0                87.2


PRE-TAX INCOME                           $  2,593.5          $  2,477.3

TAXES                                    $    778.1          $    755.6
TAX RATE                                       30.0%               30.5%

NET INCOME                               $  1,815.4          $  1,721.7          5%

EPS - ASSUMING DILUTION                       $0.78               $0.73          7%

AVG. # SHARES - ASSUMING DILUTION           2,328.2             2,345.7


                                         2Q `01     % CHG.       VOL       PX        FX
                                        -------    -------       ----      --        --
TOTAL SALES                             $11,890        25%        22        5        -2
                                        -------        --         --        -        --

    Total U.S. and Foreign Sales          5,320         6%         7        2        -3
                                        -------        --         --        -        --
        U.S.                              3,350         6%         3        3         0
        Foreign                           1,970         5%        14       -1        -8

    Other Medco Sales                     6,570        48%

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                             SIX MONTHS YEAR TO DATE

                                            2001                2000           % CHG.
-------------------------------------------------------------------------------------
TOTAL SALES                              $ 23,238.2          $ 18,328.4          27%
                                         ----------          ----------
TOTAL COSTS, EXPENSES, & OTHER           $ 18,277.2          $ 13,657.1
                                         ----------          ----------
    Materials & Production                 14,251.3             9,885.5
    Marketing & Administrative              3,143.6             2,941.4
    Research & Development                  1,149.8             1,071.7
    Equity Income From Affiliates            (393.6)             (400.1)
    Other (Income)/Expense, Net               126.1               158.6

PRE-TAX INCOME                           $  4,961.0          $  4,671.3

TAXES                                    $  1,488.3          $  1,450.0
TAX RATE                                       30.0%               31.0%

NET INCOME                               $  3,472.7          $  3,221.3           8%

EPS - ASSUMING DILUTION                       $1.49               $1.37           9%

AVG. # SHARES - ASSUMING DILUTION           2,337.0             2,355.5



                                         2001      % CHG.         VOL      PX        FX
                                        -------    -------       ----      --        --
TOTAL SALES                             $23,235        27%        23        6        -2
                                        -------        --         --        -        --

    Total U.S. and Foreign Sales         10,285         7%         9        1        -3
                                        -------        --         --        -        --
        U.S.                              6,505         7%         5        2         0
        Foreign                           3,780         6%        14        0        -8

    Other Medco Sales                    12,950        49%

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 SECOND QUARTER
                                      2001

OTHER (INCOME)/EXPENSE, NET

                                                 2Q `01         2Q `00        YTD 2001       YTD 2000
-----------------------------------------------------------------------------------------------------
INTEREST INCOME                                 $(129.6)       $(107.0)       $(265.7)       $(201.7)
INTEREST EXPENSE                                  122.7          116.0          233.4          233.3
EXCHANGE (GAINS)/LOSSES                            (7.5)          (9.7)         (20.1)         (17.5)
MINORITY INTERESTS                                 60.7           95.8          146.0          156.0
AMORTIZATION OF GOODWILL AND INTANGIBLES           80.5           78.6          161.1          157.4
Other, net                                        (56.8)         (86.5)        (128.6)        (168.9)
                                                ---------------------------------------------------
TOTAL                                            $ 70.0         $ 87.2         $126.1         $158.6



JOINT VENTURE SALES DETAIL
All sales reported here are end-market JV sales, presented on a "NET" basis, rounded to the nearest $5 million.


MERIAL                                     2Q `01      2Q `00     YTD 2001    YTD 2000
--------------------------------------------------------------------------------------
IVOMEC, HEARTGARD, other avermectins        $125        $150        $235        $255
FRONTLINE                                    125         120         240         185
Biologicals                                   90          80         170         160
Other Animal Health                           55          50         100         100
Poultry Genetics                              55          55         105         110
                                            ----------------------------------------
TOTAL MERIAL SALES                          $450        $455        $850        $810

AVENTIS PASTEUR-MSD                         2Q `01      2Q `00      YTD 2001    YTD 2000
--------------------------------------------------------------------------------------
HEPATITIS VACCINES                          $ 25        $ 35        $ 50        $ 75
VIRAL VACCINES                                10          10          25          25
Other Vaccines                                75          70         140         135
                                            ----------------------------------------
TOTAL AP-MSD SALES                          $110        $115        $215        $235


TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (in millions)

                     2001       2000      % CHG
-------------------------------------------------
FIRST QUARTER         138         99        39%
SECOND QUARTER        134         98        37%
                     -------------------------
YEAR TO DATE          272        197        38%

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL

                                                      2Q `01 vs. 2Q `00
                           -----------------------------------------------------------------
                           TOTAL       TOTAL        U.S.        U.S.     FOREIGN     FOREIGN
PRODUCT                    % CHG          $        % CHG          $       % CHG         $
--------------------------------------------------------------------------------------------
VIOXX                       53%        $  725        48%        $555        70%        $170
VASOTEC / VASERETIC        -44%           295       -80%          45       -17%         250
PRINIVIL / PRINZIDE         27%           310        30%         285         0%          25
COZAAR / HYZAAR             23%           510        29%         225        19%         285
MEVACOR                      0%           135         5%         115       -20%          20
ZOCOR                        5%         1,360         5%         870         3%         490
AGGRASTAT                  -14%            30         0%          25        N/M           5
SINGULAIR                   79%           375        88%         300        50%          75
MAXALT                      60%            80        50%          60        N/M          20
PROPECIA                    10%            55        20%          30         0%          25
PROSCAR                     21%           145        45%          80         0%          65
PRIMAXIN                    -3%           155        11%          50        -9%         105
CANCIDAS                    N/M            10        N/M           5        N/M           5
PEPCID                     -49%           110       -54%          90         0%          20
FOSAMAX                     51%           490        70%         375        10%         115
CRIXIVAN/STOCRIN           -27%            95       -18%          45       -33%          50
TIMOPTIC/TIMOPTIC XE       -15%            55         0%          15       -20%          40
TRUSOPT/COSOPT              17%           105        13%          45        20%          60
HEPATITIS VACCINES          -6%            80        -6%          75         0%           5
VIRAL VACCINES               4%           140         4%         135        N/M           5
OTHER VACCINES              N/M            25        N/M          15        N/M          10

NOTE:  Product sales rounded to the nearest $5 million.

N / M - Not Meaningful

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL

                                              6 MONTHS YTD 2001 OVER 2000
                          ----------------------------------------------------------------------
                           TOTAL        TOTAL        U.S.        U.S.        FOREIGN     FOREIGN
PRODUCT                   % CHG           $         % CHG          $         % CHG          $
------------------------------------------------------------------------------------------------
VIOXX                       43%        $1,210        33%        $  905          85%       $305
VASOTEC / VASERETIC        -45%           555       -82%            80         -16%        475
PRINIVIL / PRINZIDE         25%           675        29%           625          -9%         50
COZAAR / HYZAAR             15%           895        11%           365          18%        530
MEVACOR                      8%           280        14%           240         -20%         40
ZOCOR                       17%         2,875        25%         1,920           3%        955
AGGRASTAT                   -8%            60       -20%            40          33%         20
SINGULAIR                   78%           675        83%           530          61%        145
MAXALT                      50%           135        50%           105          50%         30
PROPECIA                     5%           105        33%            60         -18%         45
PROSCAR                     20%           270        40%           140           4%        130
PRIMAXIN                    -3%           300         0%            90          -5%        210
CANCIDAS                    N/M            15        N/M            10          N/M          5
PEPCID                     -30%           295       -32%           260         -13%         35
FOSAMAX                     40%           840        51%           620          16%        220
CRIXIVAN/STOCRIN           -19%           220       -19%            85         -18%        135
TIMOPTIC/TIMOPTIC XE       -12%           115       -14%            30         -11%         85
TRUSOPT/COSOPT              14%           200        25%           100           5%        100
HEPATITIS VACCINES           3%           170         3%           155           0%         15
VIRAL VACCINES               6%           265         4%           245          N/M         20
OTHER VACCINES              N/M            50        N/M            40          N/M         10

NOTE: Product sales rounded to the nearest $5 million.

N / M - Not Meaningful